                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

                   ___________________________________________

          The undersigned hereby constitutes and appoints Roger W. Stone, Arnold
F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995

                                        Roger W. Stone
                                        -----------------------------
                                        Roger W. Stone

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995

                                        Arnold F. Brookstone
                                        -----------------------------
                                        Arnold F. Brookstone

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995
                                        Thomas P. Cutilletta
                                        -----------------------------
                                        Thomas P. Cutilletta

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated: May 9, 1995

                                        James J. Glasser
                                        -----------------------------
                                        James J. Glasser

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995

                                        Jack M. Greenberg
                                        -----------------------------
                                        Jack M. Greenberg

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated: May 9, 1995

                                        John D. Nichols
                                        -----------------------------
                                        John D. Nichols

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995

                                        Jerry K. Pearlman
                                        -----------------------------
                                        Jerry K. Pearlman

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995

                                        Richard J. Raskin
                                        -----------------------------
                                        Richard J. Raskin

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995

                                        Alan Stone
                                        -----------------------------
                                        Alan Stone

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995

                                        Avery J. Stone
                                        -----------------------------
                                        Avery J. Stone

                                POWER OF ATTORNEY

                   ___________________________________________

               The undersigned hereby constitutes and appoints Roger W. Stone, Arnold F. Brookstone and Leslie T. Lederer, or any of them, his true and lawful attorneys-in-fact, each with full power and authority (acting alone and without the others), for the purpose of executing, in his name and on his behalf as a director and/or officer of Stone Container Corporation, a Delaware corporation (the "Corporation"), (a) the Corporation's Registration Statement on Form S-8 for the registration under the Securities Act of 1933, as amended, of shares of Common Stock of the Corporation for issuance under the Stone Container Corporation 1995 Long-Term Incentive Plan, (b) any and all amendments to such Registration Statement, and to deliver on his behalf such Registration Statement any and all amendments thereto, as each thereof is so executed, for filing with the Securities and Exchange Commission. The undersigned hereby grants unto such attorneys-in-fact, and any of them, full power of substitution and revocation in the premises, and hereby ratifies and confirms all that such attorneys-in-fact, or any of them, may do or cause to be done by virtue of these presents.

Dated:  May 9, 1995

                                        James H. Stone
                                        -----------------------------
                                        James H. Stone